Exhibit 10.29A

*** Text Omitted and Filed Separately with the Securities Exchance Commission

Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406

FIRST AMENDMENT

TO THE

LIMITED LIABILITY COMPANY AGREEMENT

OF

VIVINT SOLAR MIA PROJECT COMPANY, LLC

This FIRST AMENDMENT TO THE LIMITED LIABILITY COMPANY AGREEMENT OF VIVINT SOLAR MIA PROJECT COMPANY, LLC (this “Amendment”), is executed as of September 12, 2013 and effective as of August 5, 2013, by and between Vivint Solar Mia Manager, LLC, a Delaware limited liability company (“Sponsor Sub”), and Blackstone Holdings Finance Co. L.L.C., a Delaware limited liability company (“Investor”).

W I T N E S S E T H :

WHEREAS, Sponsor Sub and Investor entered into that certain Limited Liability Company Agreement of Vivint Solar Mia Project Company, LLC, dated as of July 16, 2013 (the “LLC Agreement”);

WHEREAS, Vivint Solar Mia Project Company, LLC (“Purchaser”), Vivint Solar Developer, LLC (“VSD”), and Vivint Solar, Inc. (“VSI” and together with VSD, the “Sellers”) entered into that certain Development, EPC and Purchase Agreement dated as of July 16, 2013 (the “EPC Agreement”);

WHEREAS, on August 5, 2013, pursuant to Section 2.2(d) of the EPC Agreement, Sellers substituted certain projects for Deficient Projects and Cancelled Projects;

WHEREAS, as a result of such substitution, pursuant to Section 2.3(e) of the EPC Agreement, Sellers delivered an updated Base Case Model; and

WHEREAS, Sponsor Sub and Investor wish to amend certain terms and conditions in the LLC Agreement to reflect the updated Base Case Model, as set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter contained, the parties hereto agree as follows:

1. DEFINITIONS. Capitalized terms used but not defined herein have the meanings set forth in the LLC Agreement.

2. AMENDMENT. Effective as of the date hereof, the parties hereto hereby amend the LLC Agreement as follows:

(a) Section 1.1 of the LLC Agreement is hereby amended by adding the phrase “, as may be amended, restated, modified or supplemented from time to time by all of the Members” at the end of the first sentence of the definition of “Base Case Model” and by deleting the phrase “as of the date hereof” from the last sentence of the definition of “Base Case Model” and replacing it with “as of September 12, 2013”;

(b) Section 1.1 of the LLC Agreement is hereby amended by deleting the date “***” from the definition of “Projected Flip Date” and replacing it with “***”;

(c) Section 1.1 of the LLC Agreement is hereby amended by deleting the word “***%” from the definition of “Target Internal Rate of Return” and replacing it with “***%”; and

(d) Exhibit B to the LLC Agreement is hereby amended by deleting the Base Case Model attached as Exhibit B in its entirety and replacing it with the Base Case Model attached hereto as Appendix A.

3. MISCELLANEOUS.

3.1 Effect on LLC Agreement. The foregoing amendments are limited in effect, shall apply only as expressly set forth in this Amendment and shall not constitute modifications or amendments of any other provisions of the LLC Agreement. The LLC Agreement as so modified remains in full force and effect and is hereby ratified and confirmed by the parties hereto in all respects.

3.2 Headings. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

3.3 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.4 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

3.5 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICT OF LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR CONSTRUCTION OF THIS AMENDMENT TO THE LAW OF ANOTHER JURISDICTION.

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***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

VIVINT SOLAR MIA MANAGER, LLC

By:	/s/ Paul Dickson
Name:	Paul Dickson
Title:	VP of Financing

BLACKSTONE HOLDINGS FINANCE CO., L.L.C.

By:	/s/ Laurance A. Tosi
Name:	Laurance A. Tosi
Title:	CFO

Appendix A

Base Case Model.

See attached.